Rule 497(d)

                                     FT 796


               Supplement to the Prospectus dated January 21, 2004


       Notwithstanding anything to the contrary in the Prospectus, on Units purchased after the last deferred sales charge payment has been assessed, the transactional sales charge will consist of a one-time initial sales charge of 4.45% of the Public Offering Price (equivalent to 4.657% of the net amount invested). The transactional sales charge will be reduced by 1/2 of 1% on each subsequent January 31, commencing January 31, 2005, to a minimum transactional sales charge of 3.0%.




February 10, 2004